                                                                      EXHIBIT 24



                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.




                                              /s/ William A. Furman
                                              ----------------------------------
                                                  William A. Furman

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.





                                              /s/ Larry G. Brady
                                              ----------------------------------
                                                  Larry G. Brady

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.





                                              /s/ Victor G. Atiyeh
                                              ----------------------------------
                                                  Victor G. Atiyeh

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.





                                              /s/ Duane C. McDougall
                                              ---------------------------------
                                                  Duane C. McDougall

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.





                                              /s/ A. Daniel O'Neal, Jr.
                                              ----------------------------------
                                                  A. Daniel O'Neal, Jr.

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.





                                              /s/ C. Bruce Ward
                                              ---------------------------------
                                                  C. Bruce Ward

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of May, 2005.




                                              /s/ Benjamin R. Whiteley
                                              ----------------------------------
                                                  Benjamin R. Whiteley

                         THE GREENBRIER COMPANIES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of The Greenbrier Companies, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day May, 2005.





                                              /s/ Donald A. Washburn
                                              -------------------------------
                                                  Donald A. Washburn

                              AUTOSTACK CORPORATION

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Autostack Corporation, an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.


         Executed this 25th day of July, 2005.




                                              /s/ William A. Furman
                                              ----------------------------------
                                                  William A. Furman

                              AUTOSTACK CORPORATION

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Autostack Corporation, an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ Larry G. Brady
                                              ----------------------------------
                                                  Larry G. Brady

                            GREENBRIER CONCARRIL LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Concarril LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ Larry G. Brady
                                              ----------------------------------
                                                  Larry G. Brady

                            GREENBRIER CONCARRIL LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Concarril LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ Robin D. Bisson
                                              ----------------------------------
                                                  Robin D. Bisson

                            GREENBRIER CONCARRIL LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Concarril LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ L. Clark  Wood
                                              ----------------------------------
                                                  L. Clark Wood

                            GREENBRIER CONCARRIL LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Concarril LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ William A. Furman
                                              ----------------------------------
                                                  William A. Furman

                         GREENBRIER LEASING CORPORATION

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Leasing Corporation, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                              /s/ William A. Furman
                                              ----------------------------------
                                                  William A. Furman

                         GREENBRIER LEASING CORPORATION

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Leasing Corporation, a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                              /s/ Larry G. Brady
                                              ----------------------------------
                                                  Larry G. Brady

                            GREENBRIER LEASING, L.P.

                                Power of Attorney


         The undersigned director and/or officer of Greenbrier Leasing Corporation, the sole member and manager of Greenbrier Management Services, LLC, the general partner of Greenbrier Leasing, L.P., a Delaware limited partnership (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ William A. Furman
                                              ----------------------------------
                                                  William A. Furman

                            GREENBRIER LEASING, L.P.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Leasing Corporation, the sole member and manager of Greenbrier Management Services, LLC, the general partner of Greenbrier Leasing, L.P., a Delaware limited partnership (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.





                                              /s/ Larry G. Brady
                                              ----------------------------------
                                                  Larry G. Brady

                     GREENBRIER LEASING LIMITED PARTNER, LLC

                                Power of Attorney


         The undersigned director and/or officer of Greenbrier Leasing Corporation, the sole member and manager of Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                              /s/ William A. Furman
                                              ----------------------------------
                                                  William A. Furman

                     GREENBRIER LEASING LIMITED PARTNER, LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Leasing Corporation, the sole member and manager of Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 8 3/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                              /s/ Larry G. Brady
                                              ----------------------------------
                                                  Larry G. Brady

                       GREENBRIER MANAGEMENT SERVICES, LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Leasing Corporation, sole member and manager of Greenbrier Management Services, LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ William A. Furman
                                         -------------------------------------
                                             William A. Furman

                       GREENBRIER MANAGEMENT SERVICES, LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Leasing Corporation, sole member and manager of Greenbrier Management Services, LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Larry G.  Brady
                                         -------------------------------------
                                             Larry G. Brady

                            GREENBRIER RAILCAR, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Railcar, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Larry G.  Brady
                                         -------------------------------------
                                             Larry G. Brady

                            GREENBRIER RAILCAR, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Greenbrier Railcar, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ William A. Furman
                                         -------------------------------------
                                             William A. Furman

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.


Executed this 25th day of July, 2005.




                                         /s/ Larry G.  Brady
                                         -------------------------------------
                                             Larry G. Brady

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ William A. Furman
                                         -------------------------------------
                                             William A. Furman

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ C. Bruce  Ward
                                         -------------------------------------
                                             C. Bruce Ward

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this     25th day of July, 2005.




                                         /s/ L. Clark Wood
                                         -------------------------------------
                                             L. Clark Wood

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Norriss M. Webb
                                         -------------------------------------
                                         Norriss M. Webb

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Donald Desimini
                                         -------------------------------------
                                            Donald Desimini

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Benjamin R Whiteley
                                         -------------------------------------
                                             Benjamin R. Whiteley

                                 GUNDERSON, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this     25th day of July, 2005.




                                         /s/ A. Daniel O'Neal
                                         -------------------------------------
                                             A. Daniel O'Neal

                             GUNDERSON MARINE, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson Marine, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ William A.Furman
                                         -------------------------------------
                                             William A. Furman

                             GUNDERSON MARINE, INC.

                               Power of Attorney
                               -----------------


         The undersigned director and/or officer of Gunderson Marine, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Larry G. Brady
                                         -------------------------------------
                                            Larry G. Brady

                          GUNDERSON RAIL SERVICES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson Rail Services, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ William A.Furman
                                         -------------------------------------
                                             William A. Furman

                          GUNDERSON RAIL SERVICES, INC.

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson Rail Services, Inc., an Oregon corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Larry G. Brady
                                         -------------------------------------
                                            Larry G. Brady

                        GUNDERSON SPECIALTY PRODUCTS, LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., the sole member and manager of Gunderson Specialty Products, LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ William A.Furman
                                         -------------------------------------
                                             William A. Furman

                        GUNDERSON SPECIALTY PRODUCTS, LLC

                                Power of Attorney
                                -----------------


         The undersigned director and/or officer of Gunderson, Inc., the sole member and manager of Gunderson Specialty Products, LLC, a Delaware limited liability company (the "Company"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering the 83/8% Senior Notes of The Greenbrier Companies, Inc. and the related guarantee of the Company, hereby constitutes and appoints William A. Furman, Larry G. Brady and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

         Executed this 25th day of July, 2005.




                                         /s/ Larry G. Brady
                                         -------------------------------------
                                             Larry G. Brady